UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04632

The European Equity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2016

Semiannual Report
to Shareholders

The European Equity Fund, Inc.

Ticker Symbol: EEA

Contents

3 Letter to the Shareholders

8 Outlook Interview with the Portfolio Manager

9 Performance Summary

10 Schedule of Investments

15 Statement of Assets and Liabilities

16 Statement of Operations

17 Statement of Changes in Net Assets

18 Financial Highlights

19 Notes to Financial Statements

26 Report of Annual Meeting of Stockholders

27 Additional Information

29 Privacy Notice

The Fund seeks long-term capital appreciation primarily through investment in European equities.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

This Fund is diversified and primarily focuses its investments in equity securities of issuers domiciled in countries that are members of the European Union, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The European Union, the United States and other countries have imposed sanctions on Russia as a result of the Russian military intervention in Ukraine. These sanctions have adversely affected Russian individuals, issuers and the Russian economy, and Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products including food products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe. Potential developments in Ukraine, and the continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

In June 2016, citizens of the United Kingdom voted that the United Kingdom should leave the European Union. Significant uncertainty exists regarding the timing and terms of the United Kingdom's anticipated withdrawal from the European Union and the effects such withdrawal may have on the United Kingdom, other European countries and the global economy.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to the Shareholders (Unaudited)

Dear Shareholder,

For the six months ended June 30, 2016, the European Equity Fund’s total return in U.S. dollars (USD) was –3.09% based on net asset value and –3.60% based on market price. During the same period, the total return of the Fund’s benchmark, the MSCI Europe Index, was –5.13%. In euro terms, returns were –5.24% for the Fund and –7.29% for the benchmark.1 The Fund's discount to net asset value averaged 11.65% for the six months ended June 30, 2016, compared with 9.77% for the six months ended June 30, 2015.

This year equity markets experienced an unusually volatile first quarter. The initial downturn was driven by fears of credit contagion. With oil prices dropping below $30 per barrel, the largely debt-financed U.S. shale gas boom caused stress in the U.S. high-yield bond market. At the same time, persistently weak economic data from China brought fears of a large expansion in bad debt. In contrast, European lead indicators avoided a similar deterioration by staying in expansionary territory.

From mid-February to May, equity markets rebounded sharply and recouped most of the previous losses. The European Central Bank (ECB) increased its monthly asset-buying program and, in a surprise move, announced its intention to purchase corporate bonds. Other major central banks also adopted more expansionary monetary policies.2

Europe’s two key export markets, the U.S. and China, are showing diverging trends. Support came from the U.S. with positive labor market and car sales data. Signals from China remained mixed. House prices in Tier 1 cities experienced a powerful rise, but data from industrial output, exports, GDP and leading Purchasing Managers Indices (PMIs) all disappointed. In addition, further devaluations of the yuan and the pace of deterioration of currency reserves caused concern. 3,4

The U.K. referendum on EU membership triggered high volatility in equity markets toward the end of the quarter. The weeks before the vote showed volatility in both directions. At the end of June, the surprising "out" vote resulted in a setback for European equity markets and the British pound reaching a 30-year low vs. the U.S. dollar. Concerns over EU political cohesion on the European continent increased.

Bottom-up trends were again more favorable than the macro events would suggest. Companies are generating high cash balances. Merger and acquisition activity, as well as buybacks and dividend increases, supported market valuations. Early 2016 earnings reports had a generally cautious tone, which led to downgrades by analysts, but improved in Q2, with many public companies reporting better-than-expected results. The positive reversal was strongest in the energy and material sectors, while consumer discretionary stocks reversed in the other direction.5 Banks were again weak as falling interest rates continued to push profitability down further.

Accordingly, we observed a large spread in sector performance. Last year’s worst sector, energy, was by far the best performer in the first half of 2016, with a positive return of 17% in euro terms. Two other sectors had positive returns: consumer staples (+5%) and materials (+3%).6 Financials performed worst (–23%); and consumer discretionary (–15%), telecommunication services (–11%) and information technology (–9%) all suffered more than the norm.

The Fund’s portfolio did benefit from a timely reduction in bank stocks, which resulted in a sector underweight and a preference for diversified financial companies over traditional banks. The underweight in energy stocks hurt relative performance. From a bottom-up perspective, it is difficult to find stocks in that sector that are not susceptible to macro risks. In addition, even with the oil price recovery, these stocks are vulnerable to dividend cuts.

The biggest positive contribution from allocation came from our underweight of the U.K. market and the British pound (GBP). Overall, stock selection again delivered relative outperformance. The portfolio’s bias toward quality growth stocks has helped in uncertain times. Many of these stocks — such as Reckitt Benckiser Group PLC, Partners Group Holding AG and Heineken NV from our top 10 holdings — delivered good earnings news in the first half of 2016.

Given market volatility caused by uncertainties around the U.K. referendum, we reduced positions in some of the more cyclically exposed stocks both before and after the vote.

Ten Largest Equity Holdings at June 30, 2016 (32.6% of Net Assets)	Country	Percent
1. Royal Dutch Shell PLC	Netherlands	4.6%
2. Heineken NV	Netherlands	3.6%
3. Essilor International SA	France	3.4%
4. Merck KGaA	Germany	3.2%
5. Red Electrica Corp SA	Spain	3.1%
6. Reckitt Benckiser Group PLC	United Kingdom	3.1%
7. Securitas AB	Sweden	3.0%
8. Kerry Group PLC	Ireland	2.9%
9. Vodafone Group PLC	United Kingdom	2.9%
10. Partners Group Holding AG	Switzerland	2.8%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund's Schedule of Investments, see page 10. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit deutschefunds.com.

Economic Outlook

Despite current political events having a dampening effect on European equities, markets have reacted quickly and efficiently with large flows from Europe to the U.S. Political risks will likely keep the risk premium for the market at elevated levels.7 However, we believe such a climate can create new opportunities, as political events often have a short life as an influential force on equity markets. The underlying structural problems do warrant attention, but are not dissimilar to those in the U.S. (indebtedness, income distribution, immigration, aging population).

In terms of positive catalysts, feedback from companies on current trading and operational development has been constructive, and macroeconomic data had already been revised downward for the U.K. and the Eurozone before the U.K. vote.8 Expectations may have overshot to the downside. Also, monetary policy remains very dovish, with strong ECB support. Finally, China's influence as a key driver of global growth appears not to be decreasing any further.

On the other hand, a slip into recession cannot be excluded in Europe if companies continue to hold off on investment decisions and consumers continue to wait to spend. In that case, earnings expectations would still be too high and valuations could be compressed further. And there are two additional macro risks: (1) a potential domino effect around the EU following the outcome of the U.K. referendum, and (2) rising stress in the Italian banking system.9 Investors are increasingly searching for yield as it becomes more scarce and as interest rates fall further. Dividend yields on equities are now at a historically high level in relation to comparable corporate bond yields. This is especially true for the Eurozone, where corporate bond yields are down to 1.2%, while the average dividend yield is 3.6%.

Sincerely,

Christian Strenger Chairman	Gerd Kirsten Portfolio Manager	Brian Binder President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The MSCI Europe Index tracks the performance of 16 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates. It is not possible to invest directly in the MSCI Europe Index.

2 The European Central Bank (ECB) is the central bank for the Eurozone.

3 The gross domestic product (GDP) is the monetary value of all the finished goods and services produced within a country's borders in a specific time period.

4 A Purchasing Managers Index (PMI) is an indicator of the economic health of the manufacturing sector and is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

5 Consumer discretionary is a sector of the economy that consists of businesses selling nonessential goods and services.

6 Consumer staples is a sector of the economy selling essential products.

7 The risk premium is the expected return on an investment minus the return that would be earned on a risk-free investment.

8 The Eurozone, also called the euro area, is a monetary union of 19 of the 28 European Union (EU) member states which have adopted the euro as their common currency.

9 The European Union (EU) is a unique economic and political partnership between 28 European countries covering much of the Continent, which developed from the European Economic Community (EEC), created in 1958 by six countries.

Outlook Interview with the
Portfolio Manager (Unaudited)

Portfolio Manager

Gerd Kirsten

Question: How did you react to the U.K. referendum on the EU?

Answer: Given our primarily bottom-up-driven investment approach, we do not favor equity markets that become dominated by macro themes and single events. We therefore switched our U.K. holdings ahead of the vote, selling domestically exposed names such as ITV and buying globally exposed names such as WPP LLC and Vodafone. The "out" vote came as a surprise and could become a major issue for the EU going forward. We reduced our holdings beforehand in financials and in such cyclically exposed names as Daimler, SKF and Kuehne + Nagel. We maintained our underweight in the U.K. and the GBP.

Question: Is Europe facing a persistent structural earnings growth gap vs. the U.S.?

Answer: No. Over the last five years, there has indeed been a clear gap in earnings growth measured in earnings per share in Europe vs. the U.S. Much of this gap was caused by the financial sector assuming a larger percentage of market capitalization in Europe. Another reason is the prevalence of buybacks in the U.S. vs. dividends in Europe. Typically, as in previous global cycles, Europe has caught up to any lag. In addition, Europe is a diverse market and always offers pockets of growth.

Question: Where do you currently see such growth opportunities?

Answer: We have a rigorous screening approach to identify new opportunities and compare them to existing holdings. We adapt the screening criteria based on the phase of the investment cycle. Europe is still stuck in the "slowdown" phase, which means stocks with high quality, high growth and good momentum should outperform. Our current portfolio displays a clear tilt toward companies that can deliver structural growth despite the low growth environment. Such stocks can be found in many sectors. Current examples include Kerry Group and GrandVision in consumer, Essilor and Lonza in health care, Geberit and Securitas in industrials, ASML and SAP in information technology.

Performance Summary June 30, 2016 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for The European Equity Fund, Inc.'s (the "Fund") most recent performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 6/30/16
	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	(3.09)%	(5.87)%	0.38%	0.34%
Market Price(a)	(3.60)%	(7.86)%	0.17%	0.27%
MSCI Europe Index(b)	(5.13)%	(11.22)%	1.02%	1.52%

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2016 was 1.58%.

b The MSCI Europe Index tracks the performance of 16 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

The Fund's benchmark was changed as of July 1, 2014 from the MSCI EMU Index to the MSCI Europe Index as a result of the Fund changing its investment policy.

‡ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 6/30/16	As of 12/31/15
Net Asset Value	$ 8.68	$ 8.98
Market Price	$ 7.75	$ 8.06

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Per Share
Six Months as of 6/30/16: Income	$ .02
Capital Gains	$ —

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Schedule of Investments
as of June 30, 2016 (Unaudited)

	Shares	Value ($)

Common Stocks 96.2%
Netherlands 15.4%
Banks 2.1%
ING Groep NV (CVA)	150,000	1,528,992
Beverages 3.6%
Heineken NV	29,000	2,665,567
Oil, Gas & Consumable Fuels 4.6%
Royal Dutch Shell PLC "B"	124,000	3,419,571
Semiconductors & Semiconductor Equipment 2.4%
ASML Holding NV	18,000	1,766,828
Specialty Retail 2.7%
GrandVision NV 144A	76,000	1,972,381
Total Netherlands (Cost $11,251,075)		11,353,339

Germany 15.3%
Automobiles 1.2%
Daimler AG (Registered)	15,000	891,510
Chemicals 3.3%
Evonik Industries AG	29,000	861,148
Wacker Chemie AG	18,000	1,568,337
		2,429,485
Construction & Engineering 2.1%
HOCHTIEF AG	12,000	1,541,818
Diversified Financial Services 1.0%
Deutsche Boerse AG	8,600	702,329
Insurance 1.7%
Allianz SE (Registered)	9,000	1,277,297
Pharmaceuticals 3.2%
Merck KGaA	23,000	2,325,554
Software 2.8%
SAP SE	28,000	2,088,273
Total Germany (Cost $11,342,194)		11,256,266

Switzerland 15.1%
Biotechnology 2.3%
Actelion Ltd. (Registered)*	10,000	1,674,189
Building Products 2.1%
Geberit AG (Registered)	4,000	1,510,053
Capital Markets 2.8%
Partners Group Holding AG	4,900	2,094,866
Chemicals 2.6%
Syngenta AG*	5,025	1,920,202
Life Sciences Tools & Services 2.7%
Lonza Group AG (Registered)*	12,000	1,984,407
Marine 1.1%
Kuehne + Nagel International AG (Registered)	6,000	838,326
Specialty Retail 1.5%
Dufry AG (Registered)*	9,000	1,073,759
Total Switzerland (Cost $10,090,068)		11,095,802

France 11.3%
Construction & Engineering 1.9%
Vinci SA	20,000	1,414,555
Diversified Telecommunication Services 2.7%
Orange SA	120,000	1,952,925
Health Care Equipment & Supplies 3.4%
Essilor International SA	19,000	2,507,676
Insurance 1.6%
AXA SA	60,000	1,186,347
Media 1.7%
Lagardere SCA	58,000	1,265,637
Total France (Cost $7,665,750)		8,327,140

United Kingdom 10.2%
Banks 1.8%
Lloyds Banking Group PLC	1,800,000	1,301,397
Household Products 3.1%
Reckitt Benckiser Group PLC	23,000	2,303,939
Media 2.4%
WPP PLC	84,000	1,743,542
Wireless Telecommunication Services 2.9%
Vodafone Group PLC	700,000	2,131,214
Total United Kingdom (Cost $8,270,933)		7,480,092

Denmark 8.8%
Chemicals 2.9%
Chr Hansen Holding A/S	32,000	2,091,276
Marine 2.1%
AP Moeller — Maersk A/S "B"	1,200	1,558,965
Pharmaceuticals 2.0%
Novo Nordisk A/S "B"	28,000	1,496,403
Textiles, Apparel & Luxury Goods 1.8%
Pandora A/S	10,000	1,353,610
Total Denmark (Cost $6,390,021)		6,500,254

Sweden 6.9%
Commercial Services & Supplies 3.0%
Securitas AB "B"	147,000	2,240,663
Household Products 2.8%
Svenska Cellulosa AB SCA "B"	65,000	2,061,230
Machinery 1.1%
SKF AB "B"	50,000	790,423
Total Sweden (Cost $4,654,321)		5,092,316

Spain 5.8%
Construction & Engineering 2.6%
Ferrovial SA	100,000	1,936,157
Electric Utilities 3.2%
Red Electrica Corp SA	26,000	2,314,748
Total Spain (Cost $4,028,600)		4,250,905

Ireland 4.1%
Airlines 1.2%
Ryanair Holdings PLC*	71,000	900,415
Food Products 2.9%
Kerry Group PLC "A"	24,000	2,134,026
Total Ireland (Cost $3,043,390)		3,034,441

Belgium 1.8%
Banks 1.8%
KBC Groep NV* (Cost $1,535,855)	28,000	1,365,648

Czech Republic 1.5%
Banks 1.5%
Komercni banka as (Cost $1,321,267)	30,000	1,117,387
Total Common Stocks 96.2% (Cost $69,593,474)		70,873,590

Cash Equivalents 3.3%
Deutsche Central Cash Management Government Fund, 0.44% (Cost $2,429,906) (a)	2,429,906	2,429,906

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $72,023,380)**	99.5	73,303,496
Other Assets and Liabilities, Net	0.5	347,969
Net Assets	100.0	73,651,465

* Non-income producing security.

** The cost for federal income tax purposes was $72,041,539. At June 30, 2016, net unrealized appreciation for all securities based on tax cost was $1,261,957. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,869,351 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,607,394.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CVA: Certificaten Van Aandelen (Certificate of Stock).

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (b)
Netherlands	$ 11,353,339	$ —	$ —	$ 11,353,339
Germany	11,256,266	—	—	11,256,266
Switzerland	11,095,802	—	—	11,095,802
France	8,327,140	—	—	8,327,140
United Kingdom	7,480,092	—	—	7,480,092
Denmark	6,500,254	—	—	6,500,254
Sweden	5,092,316	—	—	5,092,316
Spain	4,250,905	—	—	4,250,905
Ireland	3,034,441	—	—	3,034,441
Belgium	1,365,648	—	—	1,365,648
Czech Republic	1,117,387	—	—	1,117,387
Short-Term Instruments (b)	2,429,906	—	—	2,429,906
Total	$ 73,303,496	$ —	$ —	$ 73,303,496

There have been no transfers between fair value measurement levels during the period ended June 30, 2016.

(b) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2016 (Unaudited)
Assets
Investments in non-affiliated securities, at value (cost $69,593,474)	$ 70,873,590
Investment in Deutsche Central Cash Management Government Fund (cost $2,429,906)	2,429,906
Total investments, at value (cost $72,023,380)	73,303,496
Foreign currency, at value (cost $345,918)	347,109
Dividends receivable	169,142
Foreign taxes recoverable	196,770
Interest receivable	2,117
Other assets	17,649
Total assets	74,036,283
Liabilities
Distributions payable	172,838
Investment advisory fee payable	50,195
Payable for Directors' fees and expenses	44,888
Payable for Fund shares repurchased	19,074
Administration fee payable	13,132
Accrued expenses and other liabilities	84,691
Total liabilities	384,818
Net assets	$ 73,651,465
Net Assets Consist of
Undistributed net investment income	1,135,712
Accumulated net realized loss on investments and foreign currency	(24,916,416)
Net unrealized appreciation (depreciation) on: Investments	1,280,116
Foreign currency	(14,787)
Paid-in capital	96,166,840
Net assets	$ 73,651,465
Net Asset Value
Net assets value per share ($73,651,465 ÷ 8,482,200 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$ 8.68

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2016 (Unaudited)
Net Investment Income
Income: Dividends (net of foreign withholding taxes of $199,484)	$ 1,724,125
Income distributions — Deutsche Central Cash Management Government Fund	2,736
Securities lending income, including income from Daily Assets Fund net of borrower rebates	8,603
Total investment income	1,735,464
Expenses: Investment advisory fee	286,801
Administration fee	74,839
Custody and accounting fee	31,605
Services to shareholders	10,560
Reports to shareholders and shareholder meeting expenses	29,969
Directors' fees and expenses	50,709
Legal fees	30,502
Audit and tax fees	41,149
NYSE listing fee	11,197
Insurance	8,205
Miscellaneous	14,394
Net expenses	589,930
Net investment income	1,145,534
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(2,780,254)
Foreign currency	(47,608)
Futures	(61)
Net realized gain (loss)	(2,827,923)
Change in net unrealized appreciation (depreciation) on: Investments	(863,880)
Foreign currency	(4,038)
Change in net unrealized appreciation (depreciation)	(867,918)
Net gain (loss)	(3,695,841)
Net increase (decrease) in net assets resulting from operations	$ (2,550,307)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations: Net investment income (loss)	$ 1,145,534	$ 812,641
Net realized gain (loss)	(2,827,923)	(1,668,614)
Change in net unrealized appreciation (depreciation)	(867,918)	(609,877)
Net increase (decrease) in net assets resulting from operations	(2,550,307)	(1,465,850)
Distributions to shareholders from: Net investment income	(172,838)	(1,467,412)
Capital share share transactions: Net proceeds from reinvestment of dividends	—	272,212
Shares accepted for tender	—	(4,351,740)
Shares repurchased	(1,159,719)	(1,102,656)
Net increase (decrease) in net assets from capital share transactions	(1,159,719)	(5,182,184)
Total increase (decrease) in net assets	(3,882,864)	(8,115,446)
Net assets at beginning of period	77,534,329	85,649,775
Net assets at end of period (including undistributed net investment income of $1,135,712 and $163,016, as of June 30, 2016 and December 31, 2015, respectively)	$ 73,651,465	$ 77,534,329
Other Information
Shares outstanding at beginning of period	8,631,200	9,190,586
Shares reinvested	—	31,616
Shares accepted for tender	—	(459,529)
Shares repurchased	(149,000)	(131,473)
Shares outstanding at end of period	8,482,200	8,631,200

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Six Months Ended 6/30/16 (Unaudited)		Years Ended December 31,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$ 8.98	$ 9.32	$ 9.79	$ 7.83	$ 6.74	$ 8.18
Income (loss) from investment operations: Net investment income (loss)[a]	.13	.09	.09	.10	.12	.11
Net realized and unrealized gain (loss) on investments and foreign currency	(.43)	(.28)	(.50)	1.84	1.23	(1.57)
Total from investment operations	(.30)	(.19)	(.41)	1.94	1.35	(1.46)
Less distributions from: Net investment income	(.02)	(.17)	(.11)	—	(.29)	(.01)
Accretion resulting from tender offer	—	.01	—	—	.01	.01
Dilution in net asset value from dividend reinvestment	—	(.00)***	(.00)***	(.01)	(.00)***	—
Increase resulting from share repurchases	.02	.01	.05	.03	.02	.02
Net asset value, end of period	$ 8.68	$ 8.98	$ 9.32	$ 9.79	$ 7.83	$ 6.74
Market value, end of period	$ 7.75	$ 8.06	$ 8.23	$ 8.94	$ 7.03	$ 5.94
Total Investment Return for the Period[b]
Based upon market value (%)	(3.60)**	(.03)	(6.83)	27.17	23.44	(21.56)
Based upon net asset value (%)	(3.09)**	(1.65)	(3.65)	25.03	21.17	(17.52)[c]
Ratios to Average Net Assets
Total expenses (%)	1.58*	1.60	1.59	1.61	1.79	1.60
Net investment income (%)	1.53**	.98	.95	1.14	1.59	1.42
Portfolio turnover (%)	41**	93	107	77	87	73
Net assets at end of period ($ thousands)	73,651	77,534	85,650	94,468	77,511	72,021

[a] Based on average shares outstanding during the period.

[b] Total investment return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[c] Includes a reimbursement from the Advisor for losses on investment guidelines. Excluding this reimbursement, total return would have been 0.37% lower.

* Annualized ** Not annualized *** Amount is less than $.005 per share.

Notes to Financial Statements (Unaudited)

A. Accounting Policies

The European Equity Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and, on October 16, 1996, the Fund changed from a diversified to a non-diversified company. The Fund became a diversified fund on October 31, 2008.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value ("NAV") per share for publication at the close of regular trading on Deutsche Börse XETRA, normally 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Purchased options are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefit of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the period ended June 30, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of June 30, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period.. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

The Fund had no securities on loan at June 30, 2016.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2016, the exchange rate was EUR €1.00 to USD $1.11.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $19,102,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017 (the expiration date), whichever occurs first.

In addition, from November 1, 2015 through December 31, 2015, the Fund elects to defer qualified late year losses of approximately $2,968,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending December 31, 2016.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign currency denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with Deutsche Asset Management International GmbH ("Deutsche AM International GmbH"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). Deutsche AM International GmbH and DIMA are affiliated companies.

Under the Investment Advisory Agreement with Deutsche AM International GmbH, Deutsche AM International GmbH directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. Deutsche AM International GmbH determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides Deutsche AM International GmbH with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $50 million, 0.70% of such assets in excess of $50 million and up to and including $100 million, and 0.60% of such assets in excess of $100 million.

Accordingly, for the six months ended June 30, 2016, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.77% of the Fund's average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides all of the non-investment advisory services to the Fund. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

C. Transactions with Affiliates

Deutsche AM Service Company ("DSC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2016, the amount charged to the Fund by DSC aggregated $10,560, of which $2,383 is unpaid.

Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2016, the amount charged to the Fund by DIMA included in the Statements of Operations under "Reports to shareholders" aggregated $5,884, of which $5,523 is unpaid.

Deutsche Bank AG, the German parent of DIMA and Deutsche AM International GmbH, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended June 30, 2016, Deutsche Bank did not receive brokerage commissions.

Certain Officers of the Fund are also officers of DIMA or Deutsche AM International GmbH.

The Fund pays each Director who is not an "interested person" of DIMA or Deutsche AM International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in Deutsche Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Deutsche Central Cash Management Government Fund. Deutsche Central Cash Management Government Fund does not pay DIMA an investment management fee. Deutsche Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2016 were $30,175,290 and $31,689,151, respectively.

E. Capital

During the six months ended June 30, 2016 and the year ended December 31, 2015, the Fund purchased 149,000 and 131,473 of its shares of common stock on the open market at a total cost of $1,159,719 and $1,102,656 ($7.78 and $8.39 average per share), respectively. The average discount of these purchased shares comparing the purchased price to the NAV at the time of purchase was 11.71% and 10.37%, respectively.

During the the year ended December 31, 2015, the Fund accepted 459,529 tendered shares of common stock on the open market at a total cost of $4,351,740 at a repurchase price of $9.47 per share, which was equal to 98% of the NAV per share on February 23, 2015.

During the year ended December 31, 2015, the Fund issued for dividend reinvestment 31,616 shares. The average discount of these issued shares comparing the issue price to the NAV at the time of issuance was 9.94%.

F. Share Repurchases and Tender Offers

On July 28, 2014, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 950,000 shares during the period from August 1, 2014 through July 31, 2015. The Fund repurchased 260,755 shares between August 1, 2014 and July 31, 2015. On July 27, 2015, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 874,000 shares during the period from August 1, 2015 through July 31, 2016. The Fund repurchased 228,011 shares between August 1, 2015 and June 30, 2016. On July 25, 2016, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 847,000 shares during the period August 1, 2016 through July 31, 2017.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund's repurchases will reduce the spread between the market price of the Fund's shares referred to below and its NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its Web site at deutschefunds.com.

On July 28, 2014, the Fund announced that the Board of Directors adopted a new Discount Management Program whereby the Fund would initiate one contingent tender offer during the period from August 1, 2014 through July 31, 2015 for up to 5% of the Fund's shares outstanding at 98% of the Fund's NAV per share. The terms of the Discount Management Program required the Fund to conduct a tender offer if its shares traded at an average discount to NAV of more than 10% during a 15-week measurement period determined by the Board of Directors. During the measurement period that commenced on September 2, 2014 and expired on December 12, 2014, the Fund's shares traded at an average discount to NAV of 10.93%. Therefore, the Fund conducted a tender offer which commenced on January 22, 2015 and expired on February 20, 2015. The Fund accepted 459,529 shares (which represent 5% of the Fund's outstanding shares of common stock) at a price equal to 98% of the NAV per share as of the close of the regular trading session of the New York Stock Exchange on February 23, 2015. Approximately 4,372,566 shares of common stock, or approximately 47.58% of the Fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 10.51% of the tendered shares were accepted for payment. The shares accepted for payment received cash as a repurchase price of $9.47 per share, which was equal to 98% of the NAV per share on February 23, 2015.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2016, there were three shareholders that held approximately 15%, 7% and 6%, respectively, of the outstanding shares of the Fund.

Report of Annual Meeting
of Stockholders (Unaudited)

The Annual Meeting of Stockholders (the "Meeting") of The European Equity Fund, Inc. was held on June 30, 2016. At the close of business on May 17, 2016, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 8,514,200 shares of the Fund’s common stock, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 7,089,885 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1. To elect two (2) Class II Directors, each to serve for a term of three years and until his successor is elected and qualifies.

	Number of Votes:
	For	Withheld
Ambassador Richard R. Burt	4,863,230	2,226,654
Mr. Joachim Wagner	6,889,571	200,314

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2016.

Number of Votes:
For	Against	Abstain
6,897,969	81,555	151,607

3. To adopt Articles of Amendment to the Fund’s charter to eliminate the classification of the Board of Directors.

Number of Votes:
For	Against	Abstain
3,369,553	654,061	196,402

The adoption of the Articles of Amendment to the Fund’s charter required the affirmative vote of shareholders entitled to vote more than 50% of the 8,514,200 shares of the Fund’s common stock interest entitled to be cast on the matter (e.g., more than 4,257,100 shares).

As the proposal to adopt the Articles of Amendment to the Fund’s charter was not approved, the Board will continue to operate under its classified structure.

Additional Information

Automated Information Lines	Deutsche AM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	Deutsche AM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, MA 02210
Proxy Voting	A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — deutschefunds.com or on the SEC's web site — sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 349-4281.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.
Investment Management

Deutsche Asset Management International GmbH ("Deutsche AM International GmbH" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. Deutsche AM International GmbH provides a full range of investment advisory services to both institutional and retail clients.

Deutsche AM International GmbH is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and Deutsche AM International GmbH. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

Deutsche AM Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-349-4281 (in the U.S.) or
00-800-2287-2750 (outside of the U.S.)

NYSE Symbol	EEA
Nasdaq Symbol	XEEAX
CUSIP Number	298768102

Privacy Notice

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc.; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the Deutsche Bank Group:

— The Central Europe, Russia and Turkey Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey (with normally at least 80% in securities of issuers in such countries).

— The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of companies domiciled in countries that are members of the European Union (with normally at least 80% in securities of issuers in such countries).

— The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

The European Equity Fund, Inc. is diversified and primarily focuses its investments in equity securities of issuers domiciled in countries that are members of the European Union, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	16,000	$ 7.50	16,000	778,989
February 1 through February 28	18,400	$ 7.39	18,400	760,589
March 1 through March 31	38,665	$ 7.75	38,665	721,924
April 1 through April 30	32,135	$ 7.98	32,135	689,789
May 1 through May 31	21,300	$ 8.03	21,300	668,489
June 1 through June 30	22,500	$ 7.84	22,500	645,989

Total	149,000	$ 7.78	149,000

On July 27, 2015, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 874,000 shares during the period from August 1, 2015 through July 31, 2016. Under this plan, the Fund repurchased 228,011 shares in open market transactions from August 1, 2015 to June 30, 2015.

On July 25, 2016, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 847,000 shares during the period from August 1, 2016 through July 31, 2017.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	8/22/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	8/22/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	8/22/2016